EXHIBIT 10.1

                                 AMENDMENT NO. 1

      This Amendment No. 1 dated as of July 1, 1999 ("Agreement"), is among Carriage Services, Inc., a Delaware corporation (the "Borrower"), the lenders signatory to the Credit Agreement described below (the "Lenders"), and Bank of America, N.A., as administrative agent (the "Administrative Agent") for the Lenders.

                              INTRODUCTION

      Reference is made to the Credit Agreement dated as of June 14, 1999 (as modified, the "Credit Agreement"), among the Borrower, the Lenders, and NationsBank, N.A. d/b/a Bank of America, N.A., predecessor in interest to the Administrative Agent. The Borrower, the Lenders, and the Administrative Agent have agreed to make certain modifications to the Credit Agreement in connection with the Borrower's execution of the Note Purchase Agreement dated as of July 1, 1999 (the "Note Purchase Agreement"), among the Borrower and the note purchasers signatories thereto pursuant to which the Borrower is issuing notes, referred to as Senior Notes under the Credit Agreement, and to make other amendments to the Credit Agreement as set forth herein in connection therewith.

      THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Administrative Agent, and the Lenders hereby agree as follows:

      Section 1. DEFINITIONS; REFERENCES. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

      Section 2.  AMENDMENT.

      (a) Section 1.01 is amended by replacing the definition of "Material Adverse Change" in its entirety with the following:

      "MATERIAL ADVERSE CHANGE" shall mean (a) a material adverse change on the business, operations, affairs, financial condition, assets, or properties of the Borrower and its Subsidiaries, taken as a whole, (b) the occurrence and continuance of any event or circumstance which could reasonably be expected to have a material adverse effect on the Borrower's ability to perform its obligations under this Agreement, any Note, or any other Credit
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      Document, or (c) a material adverse change on the validity or enforceability of this Agreement, any Note, or any other Credit Document.

      (b) Section 1.01 is amended by inserting the following definition for "Carriage Business Development Program" in the appropriate alphabetical order:

      "CARRIAGE BUSINESS DEVELOPMENT PROGRAM" shall mean a program of the Borrower whereby not more than 20 former owners of funeral homes or cemeteries receive preferred securities of a Subsidiary pursuant to which the holder is entitled to receive up to 10% of such Subsidiary's cash flow in excess of a predetermined level. Not more than ten Subsidiaries will participate in the program and the recipients of the preferred securities are individuals whose funeral homes or cemeteries were acquired by the Borrower or a Subsidiary. The preferred securities entitle the holders to receive in the aggregate up to 10% of the aggregate excess cash flow of the participating Subsidiaries as and when earned, do not constitute a claim on the assets of any Subsidiary, and are subject to mandatory redemption by the applicable Subsidiary at maturity (not to exceed ten years) at a redemption price expressed as a multiple of such excess cash flow.

      (c) Section 6.11 is amended by replacing such section in its entirety with the following:

      Section 6.11. MAINTENANCE OF OWNERSHIP OF SUBSIDIARIES. Except as permitted by Sections 5.03 and 6.04, the Borrower will not, and will not permit any of its Subsidiaries to, sell or otherwise dispose of any shares of capital stock of any of its Subsidiaries or permit any of its Subsidiaries to issue, sell or otherwise dispose of any shares of its capital stock or the capital stock of any of its Subsidiaries, except that, (a) where required by applicable law, up to 20% of the outstanding stock of any of the Borrower's Subsidiaries may be issued to and held by employees of the Borrower or any such Subsidiary who are licensed funeral directors, (b) the Trust Subsidiary may issue the Trust Preferred Stock, and (c) in connection with Carriage Business Development Program not more than ten Subsidiaries may issue preferred securities to not more than 20 individuals in the aggregate.

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      (d) Section 7.01 is amended by replacing subsection (e) in its entirety with the following:

            (e) INSOLVENCY. (i) The Borrower or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; (ii) any proceeding shall be instituted by or against the Borrower or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against the Borrower or any such Subsidiary, either such proceeding shall remain undismissed for a period of 60 days or any of the actions sought in such proceeding shall occur; or (iii) the Borrower or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this paragraph (e);

      Section 3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings, (b) this Agreement constitutes legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity, and (c) upon the effectiveness of this Agreement and the amendment of the Credit Documents as provided for herein, no Event of Default shall exist under the Credit Documents and there shall have occurred no event which with notice or lapse of time would become an Event of Default under the Credit Documents, as amended.

      Section 4. EFFECT ON CREDIT DOCUMENTS. Except as amended herein, the Credit Agreement and all other Credit Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of the Administrative Agent's or any Lender's rights under the Credit Documents as amended, including the waiver of any default or event of default, however denominated. The Borrower must continue to comply with the terms of the Credit Documents, as amended. This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a default or event of default under the other Credit Documents.

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      Section 5. EFFECTIVENESS. This Agreement shall become effective and the
Credit Agreement shall be amended as provided in this Agreement effective on the date first set forth above when the Administrative Agent shall have received duly and validly executed counterparts hereof signed by the Borrower, the Administrative Agent, and the Majority Lenders.

      Section 6. MISCELLANEOUS. The miscellaneous provisions of the Credit Agreement apply to this Agreement. This Agreement may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier.

      THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      EXECUTED as of the date first above written.


                                    BORROWER:

                                    CARRIAGE SERVICES, INC.


                                    By:_________________________________________
                                          Thomas C. Livengood,  Executive Vice
                                          President and Chief Financial Officer

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                                    ADMINISTRATIVE AGENT:

                                    BANK OF AMERICA, N.A.


                                    By:_________________________________________
                                          Craig S. Wall
                                          Senior Vice President


                                    LENDERS:

                                    BANK OF AMERICA, N.A.


                                    By:_________________________________________
                                          Craig S. Wall
                                          Senior Vice President



                                    PROVIDENT SERVICES, INC.


                                    By:_________________________________________
                                          Daniel M. Chong
                                          Vice President

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                                    BANK ONE, TEXAS, NA


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________



                                    FIRST UNION NATIONAL BANK


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________



                                    CHASE BANK TEXAS, N.A.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    WELLS FARGO BANK (TEXAS), NATIONAL
                                    ASSOCIATION


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                      -6-
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                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________



                                    SUNTRUST BANK, ATLANTA


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________



                                    SOUTHWEST BANK OF TEXAS, N.A.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

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